                   [EMPIRE BUILDER TAX FREE BOND FUND LOGO]
                              TAX FREE BOND FUND

                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-800-847-5886
                                                                   April 1, 1997

Dear Shareholder,

     At present there is a growing rift among the fixed income community regarding the future of interest rates. Some are calling on the Fed to raise short-term interest rates. They cite wage-induced inflation as the consequence of an embarrassingly strong economy. Others are calling on the Fed to lower short-term rates. They cite growing defaults on consumer debt and weaker auto sales as proof that the economy needs lower interest rates.

     As investment advisors who have been entrusted with the shareholders' money, we believe that caution is the only appropriate response to this level of market uncertainty. The portfolio continues to be heavily weighted in AAA-rated bonds, and we have reduced the Fund's market risk exposure by investing in shorter term bonds. As a result, the portfolio should offer continued tax-free income with a higher resistance to market volatility.

     We have also worked diligently to improve the Builder's convenience and choices. On April 15, 1996, we introduced the first-of-its-kind, no-frills, higher yielding Premier Class. It was well-received by our shareholders, who invested nearly $60 million into the new Class. As expected, they have been rewarded with higher yields (an extra 16 basis points since inception). Of course, the shares were purchased without sales charges, due to last year's adoption of a true, no-load structure.

     In addition to the new Premier Class, the Empire Builder also changed administrators during the year. The new administrator, BISYS Fund Services, has extended the customer service hours and has introduced a better, more comprehensive monthly statement. Furthermore, they are providing the services for a lower fee, which is helping us to reduce the fund's expenses.

     In our opinion, the Builder is simply a better 'mousetrap', with regard to conservative management for the uncertain economy, a no-load structure for cost-conscious investors, and a new Premier Class for investors looking for higher yields. For these reasons we are looking forward to the opportunities ahead, and to helping our shareholders meet their investment needs.

                                          Sincerely,


                                          /s/ Seth M. Glickenhaus


                                          Seth M. Glickenhaus
                                          President

                     THE EMPIRE BUILDER TAX FREE BOND FUND

     The following graphs illustrate the total return based on a $10,000 investment in Builder Class shares of the Fund made March 1, 1987, and a $10,000 investment in Premier Class shares of the Fund made at the trading commencement date of April 15, 1996, held in each through February 28, 1997, as well as the performance of the Lehman Municipal Bond Index over the same period.

     The Lehman Municipal Bond Index includes 25,000 long-term, investment grade, municipal bonds. In the opinion of the Fund's adviser, this index most accurately represents the performance of the broad municipal bond market. However, there are substantial differences between the index and the Fund. First, the index covers municipal bonds nationwide, whereas the Fund invests only in New York exempt bonds. Second, the index does not reflect the costs and expenses of actually obtaining the underlying bonds. Third, the index had a higher level of market risk than the Fund during the ten years ended December 31, 1996, as measured by Beta according to a recent study conducted by Lipper Analytical Services. Finally, the index represents an unmanaged portfollio whereas the Fund is professionally managed.

     The graphs assume all dividends and distributions are reinvested at net asset value. Past performance is not predictive of future performance.

     The Fund's Builder Class shares average annual total return for the periods indicated was as follows:

     +4.30% for the one-year period beginning March 1, 1996 and ended February 28, 1997;

     +6.82% for the five-year period beginning March 1, 1992 and ended February 28, 1997;

     +6.58% for the ten-year period beginning March 1, 1987 and ended February 28, 1997.
                                    [GRAPH]

                                Builder Chart

                        Empire Builder Tax Free        Lehman Municipal
                        Bond Fund Builder Class           Bond Index*

    March 1, 1987               10,000                      10,000
    Feb. 29, 1988               10,308                      10,262
    Feb. 28, 1989               10,883                      10,899
    Feb. 28. 1990               11,644                      12,019
    Feb. 28, 1991               12,598                      13,127
    Feb. 29, 1992               13,608                      14,438
    Feb. 28, 1993               15,626                      16,426
    Feb. 28, 1994               16,477                      17,335
    Feb. 28, 1995               16,657                      17,667
    Feb. 29, 1996               18,147                      19,620

    Feb. 28, 1997               18,928                      20,703

           * An unmanaged portfolio.

     The Fund's Premier Class shares total return (not annualized) for the period beginning April 15, 1996 (commencement of operations) and ended February 28, 1997 was 6.03%.


                                     [GRAPH]


                                Premier Chart

           Empire Builder Tax Free Bond Fund       Lehman Municipal
             Premier Class                            Bond Index *

April 15, 1996   10,000                                10,000
April 30, 1996   10,013                                 9,972
May 31, 1996     10,025                                 9,968
June 30, 1996    10,126                                10,077
July 31, 1996    10,221                                10,168
Aug. 31, 1996    10,199                                10,166
Sept. 30, 1996   10,335                                10,309
Oct. 31, 1996    10,417                                10,425
Nov. 30, 1996    10,578                                10,616
Dec. 31, 1996    10,529                                10,571
Jan. 31, 1997    10,524                                10,591
Feb. 28, 1997    10,602                                10,689

Commencement of Operations

* An unmanaged portfolio

                     THE EMPIRE BUILDER TAX FREE BOND FUND
                 PORTFOLIO OF INVESTMENTS  -- FEBRUARY 28, 1997

  Credit                                                Principal        Value
 Ratings*   Municipal Securities -- 96.6%                Amount        (Note 2)
----------  ----------------------------------------  -------------  -------------
            NEW YORK CITY -- 3.6%
 Aaa/AAA    New York City General Obligation (MBIA),
              Series C, 6.625%, 8/01/2012...........  $     105,000  $     113,662
 Aaa/AAA    New York City Municipal Water Finance
              Authority (MBIA),
              Series B, 5.50%, 6/15/2019............      4,325,000      4,206,062
                                                                     -------------
            TOTAL NEW YORK CITY (Identified Cost
              $4,295,851)...........................                     4,319,724
                                                                     -------------
            NEW YORK STATE AGENCIES -- 76.9%
            Empire State Development Corporation
              (Urban Development Corporation),
 Baa1/BBB       University Facilities, 6.00%,
                1/01/2008...........................        850,000        892,500
 Baa1/BBB       University Facilities, 6.00%,
                1/01/2009...........................        905,000        945,725
 Baa1/BBB       University Facilities, 6.00%,
                1/01/2010...........................        955,000        992,006
            New York State Dormitory Authority
              Revenue,
 Baa1/BBB     City University, Consolidated Revenue,
                Series D, 8.20%, 7/01/2012(a).......      2,500,000      2,665,625
 Aaa/AAA      City University (MBIA), 6.875%,
                7/01/2014(a)........................      4,825,000      5,361,781
  NR/AAA      Cooper Union (AMBAC), 5.375%,
              7/01/2016.............................        700,000        680,750
  NR/AAA      Cooper Union (AMBAC), 5.375%,
                7/01/2020...........................        860,000        828,825
  Aa2/AA      Cornell University, Series A, 7.375%,
                7/01/2020...........................        750,000        821,250
 Baa1/BBB     Department of Health, 5.50%,
                7/01/2014...........................      3,000,000      2,876,250
  NR/AAA      Heritage House Nursing Center (FHA),
                7.00%, 8/01/2031....................        485,000        528,650
 Aaa/AAA      Montefiore Medical Center (AMBAC-FHA),
                5.25%, 2/01/2015....................      3,300,000      3,184,500
 Aaa/AAA      Mt. Sinai School of Medicine (MBIA),
                5.00%, 7/01/2021....................      2,000,000      1,822,500
 Aaa/AAA      Mt. Sinai School of Medicine (MBIA),
                6.75%, 7/01/2015....................      2,250,000      2,432,813
 Aaa/AAA      Rockefeller University (FGIC), Series
                A, 6.75%, 7/01/2010.................        525,000        575,531
 Aaa/AAA      Rockefeller University (FGIC), Series

                A, 6.75%, 7/01/2011.................      1,000,000      1,092,500
  NR/AAA      St. Francis Geriatric (FHA), 7.65%,
                8/01/2030...........................        975,000      1,072,500
  NR/AAA      St. John's Fisher College (Connie
                Lee), 6.75%, 7/01/2011..............      2,670,000      2,893,613
 Aaa/AAA      St. Joseph's Hospital (MBIA), 5.25%,
                7/01/2018...........................      1,000,000        953,750
 Aaa/AAA      Special Act School District (MBIA),
                6.00%, 7/01/2019....................      3,540,000      3,663,900
Baa1/BBB+     State University, 5.25%, 5/15/2001....      1,450,000      1,477,188
Baa1/BBB+     State University, 5.50%, 5/15/2026....     10,175,000      9,615,375
 Aaa/AAA      WK Nursing Home (MBIA-FHA), 5.95%,
                2/01/2016...........................      2,500,000      2,559,375
            New York State Environmental Facility
              Corp.,
 Aaa/AAA      Water Pollution Control Pool Loan,
                5.90%, 1/15/2018....................      1,510,000      1,545,863
            New York State Housing Finance Agency,
 Aaa/AAA      Fulton Manor (AMBAC-FHA), 6.10%,
                11/15/2025..........................      2,000,000      2,050,000
 Aaa/AAA      Health Facilities (AMBAC), Series A,
                6.00%, 11/01/2007(a)................      5,000,000      5,381,250
  Aa/NR       Multi-Family Housing Secured Mortgage
                (SONYMA Insured), 6.45%,
                8/15/2014...........................      2,245,000      2,337,606
  A1/NR       Village of St. John (Section 8
                Assisted), 8.25%, 5/01/2009.........      1,675,000      1,691,750

    The accompanying notes are an integral part of the financial statements.

                     THE EMPIRE BUILDER TAX FREE BOND FUND
           PORTFOLIO OF INVESTMENTS -- FEBRUARY 28, 1997 -- CONTINUED

  Credit                                                Principal        Value
 Ratings*   Municipal Securities -- continued            Amount        (Note 2)
----------  ----------------------------------------  -------------  -------------
            NEW YORK STATE AGENCIES -- CONTINUED
            New York State Medical Care Facilities
              Finance Agency,
 Aaa/AAA      Hospital & Nursing Home Mortgage, St.
                Vincent Hospital (AMBAC-FHA), Series
                A, 6.20%, 2/15/2021.................  $   2,500,000  $   2,584,375
 Aaa/AAA      Long Term Health Care (CGIC), 6.50%,
                11/01/2015..........................      2,400,000      2,556,000
Baa1/BBB+     Mental Health Services Facilities,
                Series A, 7.625%, 2/15/2008.........        705,000        738,438
 Aaa/AAA      Mental Health Services Facilities
                (FSA), Series E, 6.25%,
                2/15/2009...........................      1,420,000      1,554,900
Baa1/BBB+     Mental Health Services Facilities,
                Series B, 7.875%,
                8/15/2020...........................        755,000        833,331
 Aaa/AAA      N.Y. Hospital (AMBAC-FHA), Series A,
                6.50%, 8/15/2029....................      1,500,000      1,620,000
 Aaa/AAA      N.Y. Hospital (AMBAC-FHA), Series A,
                6.90%, 8/15/2034(a).................      3,350,000      3,701,750
 Aaa/AAA      North Shore University Hospital
                (MBIA), 5.125%, 11/01/2012..........      1,000,000        958,750
Aaa/AAA       Presbyterian Hospital (MBIA-FHA),
              5.50%, 8/15/2024......................      1,300,000      1,261,000
 Aaa/AAA      St. Mary's Hospital (AMBAC), Series A,
                6.20%, 11/01/2014...................      2,100,000      2,220,750
            New York State Thruway Authority,
 Aaa/AAA      (FGIC), Series C, 6.00%, 1/01/2025....      1,000,000      1,028,750
 Aaa/AAA      Service Contracts (AMBAC), 5.30%,
              4/01/2004.............................      5,825,000      6,079,844
            New York State Urban Development
              Corporation,
 Baa1/BBB     Youth Facilities, 5.75%, 4/01/2008....      1,000,000      1,021,250
  A1/A-     Triborough Bridge and Tunnel Authority,
              Special Obligation, Series B, 7.10%,
              1/01/2010(a)..........................      3,725,000      4,027,656
                                                                     -------------
            TOTAL NEW YORK STATE AGENCIES
              (Identified Cost $87,365,680).........                    91,130,170
                                                                     -------------
            OTHER NEW YORK STATE BONDS -- 12.2%
 Baa1/NR    Albany County Housing Authority, 6.25%,
              10/01/2012............................      1,000,000      1,030,000
 Aaa/AAA    Buffalo Municipal Water Authority, Water
              System Revenue (FGIC), 5.75%,

              7/01/2013.............................        500,000        506,875
 Aaa/AAA    Buffalo Municipal Water Authority, Water
              System Revenue (FGIC), 5.75%,
              7/01/2019.............................        500,000        505,000
 Aaa/AAA    Buffalo Schools Series B (AMBAC), 5.00%,
              2/01/2008.............................        645,000        634,519
 Aaa/AAA    Buffalo Schools Series B (AMBAC), 5.10%,
              2/01/2009.............................      1,100,000      1,080,750
 Aaa/AAA    Buffalo Schools Series B (AMBAC), 5.20%,
              2/01/2010.............................        350,000        343,437
 Aaa/AAA    Buffalo Schools Series B (AMBAC), 5.25%,
              2/01/2011.............................        530,000        519,400
 Aaa/AAA    Dutchess County Resource Recovery Agency
              Revenue Solid Waste (FGIC), Series A,
              7.50%, 1/01/2009......................      1,500,000      1,629,375
            Evans Public IMPT General Obligation
              Bank Qualified,
 Aaa/AAA      (AMBAC), 6.80%, 4/15/2012.............        225,000        259,875
 Aaa/AAA      (AMBAC), 6.80%, 4/15/2013.............        225,000        259,875
  Aa3/NR    Hempstead Industrial Development Agency
              Resource Recovery Revenue, American
              Ref-Fuel Company, 7.40%, 12/01/2010...        700,000        715,673

    The accompanying notes are an integral part of the financial statements.

                     THE EMPIRE BUILDER TAX FREE BOND FUND
           PORTFOLIO OF INVESTMENTS -- FEBRUARY 28, 1997 -- CONTINUED

  Credit                                                Principal        Value
 Ratings*   Municipal Securities -- continued            Amount        (Note 2)
----------  ----------------------------------------  -------------  -------------
            OTHER NEW YORK STATE BONDS -- CONTINUED
 Aaa/AAA    Hempstead Industrial Development Agency
              Resource Recovery Revenue, American
              Ref-Fuel Company (MBIA), 5.00%,
              12/01/2009............................  $   3,500,000  $   3,416,875
  NR/AAA    Lillian Cooper Housing Development
              Corporation Mortgage Revenue Section 8
              (FNMA & FHA), 7.00%, 1/01/2022........      1,100,000      1,166,000
 Aaa/AAA    Mt. Sinai Union Free School District
              (AMBAC), 6.20%, 2/15/2012.............      1,065,000      1,162,181
            North Hempstead General Obligation
              Refunding,
 Aaa/AAA      (FGIC), Series B, 6.375%, 4/01/2009...        570,000        636,263
 Aaa/AAA      (FGIC), Series B, 6.40%, 4/01/2010....        560,000        624,400
                                                                     -------------
            TOTAL OTHER NEW YORK STATE BONDS
              (Identified Cost $13,909,415).........                    14,490,498
                                                                     -------------
            OTHER MUNICIPAL BONDS -- 0.9%
 Aaa/AAA    Guam Government Limited Obligation
              Highway Revenue (CGIC), Series A,
              6.25%, 5/01/2007 (Identified Cost
              $990,370).............................      1,000,000      1,081,250
                                                                     -------------
            SHORT TERM INVESTMENTS -- VARIABLE
              RATE -- 3.0%
            Dreyfus New York Municipal Cash
              Management Fund
              (Identified Cost $3,500,000)..........      3,500,000      3,500,000
                                                                     -------------
            TOTAL INVESTMENTS -- 96.6% (Identified
              Cost $110,061,316)+...................                   114,521,642
            OTHER ASSETS LESS LIABILITIES -- 3.4%...                     3,967,554
                                                                     -------------
            NET ASSETS -- 100.0%....................                 $ 118,489,196
                                                                     -------------
                                                                     -------------

------------------
 +  The cost for Federal income taxes is the same.
(a) Securities pledged as collateral for futures transactions or when issued securities.

    The accompanying notes are an integral part of the financial statements.

                     THE EMPIRE BUILDER TAX FREE BOND FUND
           PORTFOLIO OF INVESTMENTS -- FEBRUARY 28, 1997 -- CONTINUED

*Credit Ratings given by Moody's Investors Service Inc. and Standard & Poor's Corporation (unaudited).

     MOODY'S     STANDARD & POOR'S
       Aaa              AAA          Instrument judged to be of the highest quality and carrying the smallest amount of investment risk.
       Aa               AA           Instrument judged to be of high quality by all standards.
        A                A           Instrument judged to be adequate by all standards.
       Baa              BBB          Instrument judged to be of moderate quality by all standards.
       NR               NR           Not Rated. In the opinion of the Investment Adviser, instrument judged to be of comparable investment quality to rated securities which may be purchased by the Fund.

For items possessing the strongest investment attributes of their category, Moody's gives that letter rating followed by a number. The Standard & Poor's ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

ABBREVIATIONS USED IN THIS STATEMENT:

AMBAC        Insured as to principal and interest by the American Municipal Bond Assurance Corporation.
CGIC         Insured as to principal and interest by the Capital Guarantee Insurance Corporation.
Connie Lee   Insured as to principal and interest by Connie Lee Insurance Company.
FGIC         Insured as to principal and interest by the Financial Guarantee Insurance Corporation.
FHA          Insured by the Federal Housing Administration.
FNMA         Insured by the Federal National Mortgage Association.
FSA          Insured as to principal and interest by Financial Security Assurance.
MBIA         Insured as to principal and interest by the Municipal Bond Insurance Association.
SONYMA       Insured as to principal and interest by the State of New York Mortgage Association.

    The accompanying notes are an integral part of the financial statements.

                     THE EMPIRE BUILDER TAX FREE BOND FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               FEBRUARY 28, 1997

ASSETS:
  Investments in securities, at value (identified cost
    $110,061,316) (Note 2)........................................  $114,521,642
  Cash............................................................     6,261,965
  Interest receivable.............................................     1,436,007
  Receivable for Fund shares sold.................................           200
  Prepaid insurance and other assets..............................        34,140
                                                                    ------------
    Total Assets..................................................   122,253,954
LIABILITIES:
  Payable for investments purchased...................  $3,441,480
  Income distribution payable.........................      42,981
  Fund accounting and shareholder servicing fees
    payable (Note 4)..................................      55,968
  Advisory fee payable (Note 4).......................      35,481
  Payable for Fund shares redeemed....................      30,138
  Administrative services fee payable (Note 4)........      17,353
  Other payables and accrued expenses.................     141,357
                                                        ----------
    Total Liabilities.............................................     3,764,758
                                                                    ------------
NET ASSETS........................................................  $118,489,196
                                                                    ------------
                                                                    ------------
NET ASSETS:
  Net assets consist of:
    Capital paid in...............................................  $114,040,935
    Accumulated net realized loss on investments including futures
     contracts....................................................       (12,065)
    Net unrealized appreciation on investments including futures
     contracts....................................................     4,460,326
                                                                    ------------
NET ASSETS........................................................  $118,489,196
                                                                    ------------
                                                                    ------------
  SHARES OF BENEFICIAL INTEREST:
  Builder Class:
  Shares of beneficial interest outstanding...........   3,334,766
                                                        ----------
                                                        ----------
  Net asset value, offering and redemption price per
    share
    ($59,132,949 divided by 3,334,766 shares).........  $    17.73
                                                        ----------
                                                        ----------
  Premier Class:

  Shares of beneficial interest outstanding...........   3,348,222
                                                        ----------
                                                        ----------
  Net asset value, offering and redemption price per
    share
    ($59,356,247 divided by 3,348,222 shares).........  $    17.73
                                                        ----------
                                                        ----------

    The accompanying notes are an integral part of the financial statements.

                     THE EMPIRE BUILDER TAX FREE BOND FUND
                            STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 28, 1997

INCOME:
  Interest.........................................................  $6,868,673

EXPENSES:
  Advisory fees (Note 4)..............................  $   458,454
  Administrative services fees (Note 4)...............      228,434
  Shareholder servicing and dividend disbursing agent
    fees (Builder Class) (Note 4).....................      171,227
  Shareholder servicing and dividend disbursing agent
    fees (Premier Class) (Note 4).....................       28,677
  Legal...............................................       68,000
  Custody.............................................       52,081
  Printing............................................       48,634
  Audit...............................................       43,350
  Fund accounting fees and expenses (Note 4)..........       42,592
  Trustees' fees and expenses.........................       24,226
  Insurance...........................................       13,198
  Registration........................................       11,665
  Miscellaneous.......................................       23,608
                                                        -----------
    Total expenses....................................    1,214,146
  Custody fee credit..................................      (52,081)
                                                        -----------
    Total net expenses.............................................   1,162,065
                                                                     ----------
INVESTMENT INCOME-NET..............................................   5,706,608

Realized and unrealized gain / (loss) on investments
(Notes 2 and 3):
  Net realized gain on investments on basis of
    identified cost...................................      720,080
  Net realized loss on futures contracts on basis of
    identified cost (Note 2)..........................     (732,415)
  Net decrease in unrealized appreciation on
    investments including futures contracts...........     (656,980)
                                                        -----------
    Net loss on investments........................................    (669,315)
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............  $5,037,293
                                                                     ----------
                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

                     THE EMPIRE BUILDER TAX FREE BOND FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                         Year            Year
                                                        Ended           Ended
                                                       2/28/97         2/29/96
                                                     ------------    ------------
INCREASE IN NET ASSETS:

OPERATIONS:
  Investment income--net..........................   $  5,706,608    $  5,593,736
  Net realized gain on investments................        720,080       3,309,546
  Net realized loss on futures contracts..........       (732,415)       (435,150)
  Net increase / (decrease) in unrealized
    appreciation (depreciation) on investments
    including futures contracts...................       (656,980)      1,273,183
                                                     ------------    ------------
  Net increase in net assets resulting from
    operations....................................      5,037,293       9,741,315
                                                     ------------    ------------
Distributions to shareholders from:
  Net investment income--Builder Class............     (3,318,420)     (5,593,736)
  Net investment income--Premier Class............     (2,388,188)             --
  Net realized gain on investments--Builder
    Class.........................................       (535,066)             --
  Net realized gain on investments--Premier
    Class.........................................       (304,958)             --
                                                     ------------    ------------
  Total distributions.............................     (6,546,632)     (5,593,736)
                                                     ------------    ------------

SHARE TRANSACTIONS:
  Proceeds from sale of 535,999 shares--Builder
    Class.........................................      9,479,126      16,324,081
  Proceeds from sale of 3,525,184 shares--Premier
    Class.........................................     61,910,250              --
  Proceeds from reinvestment of income and capital
    gain distributions of 190,410 shares--Builder
    Class.........................................      3,354,882       4,983,473
  Proceeds from reinvestment of income and capital
    gain distributions of 137,550 shares--Premier
    Class.........................................      2,422,316              --
  Cost of 3,954,973 shares redeemed--Builder
    Class.........................................    (69,479,003)    (15,615,064)
  Cost of 314,512 shares redeemed--Premier
    Class.........................................     (5,549,298)             --
                                                     ------------    ------------
  Net increase in net assets from capital share
    transactions..................................      2,138,273       5,692,490
                                                     ------------    ------------

  Net increase in net assets......................        628,934       9,840,069

NET ASSETS:
  Beginning of year...............................    117,860,262     108,020,193
                                                     ------------    ------------
  End of year.....................................   $118,489,196    $117,860,262
                                                     ------------    ------------
                                                     ------------    ------------

    The accompanying notes are an integral part of the financial statements.

                     THE EMPIRE BUILDER TAX FREE BOND FUND
                         NOTES TO FINANCIAL STATEMENTS

1.  DESCRIPTION AND SHARES OF THE FUND:

     The Fund was established as a Massachusetts business trust by an Agreement and Declaration of Trust dated September 30, 1983. The Fund is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company. The Fund has an unlimited authorized number of shares (no par value).

     The Fund seeks as high a level of current income exempt from Federal income tax and New York State and City personal income taxes as the Fund's investment adviser believes is consistent with the preservation of capital. The Fund invests primarily in a portfolio of New York tax-exempt bonds.

     As of April 15, 1996, the Fund has offered two classes of shares, the Builder Class and the Premier Class. Builder Class shares offer a higher level of shareholder services and features. Premier Class shares offer fewer services and features, and require a higher minimum investment, but benefit from a lower level of expenses. Consequently, Premier Class shares produce a higher investment yield than Builder Class shares.

     Each class of shares outstanding bears the same dividend, liquidation and other rights and conditions, except that the Builder Class shares and the Premier Class shares bear separate shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters affecting only that class.

2.  SIGNIFICANT ACCOUNTING POLICIES:

SECURITY VALUATION

     Tax-exempt securities for which transaction prices are not readily available (which constitute the majority of the Fund's portfolio securities) are valued at their fair value as determined by an independent pricing service approved by the Fund's Board of Trustees as the Fund believes that reliable transaction prices are generally not readily available for purposes of valuing tax-exempt securities on a daily basis. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The methods used by the pricing service and the quality of valuations so established are reviewed by Officers of the Fund and the Fund's Investment Adviser, under the general supervision of the Trustees of the Fund.

     Securities for which quotations are readily available are stated at market. Short-term debt securities having remaining maturities of sixty (60) days or less are stated at amortized cost, which approximates market.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are accounted for on the trade date. Interest income is accrued as earned. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost.

TAXES

     The Fund qualifies and intends to continue to qualify as a 'regulated investment company' under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all or substantially all of its tax-exempt and taxable income to its shareholders. Therefore, no Federal income tax provision is required.

                     THE EMPIRE BUILDER TAX FREE BOND FUND
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

     In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax.

FUTURES CONTRACTS

     Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities in an amount equal to a certain percentage of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed.

DISTRIBUTIONS AND DIVIDENDS

     Distributions to shareholders from net investment income are declared daily and paid monthly. The Fund also distributes to shareholders substantially all net capital gains realized from portfolio transactions.

     The characterization of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes.

USE OF ESTIMATES

     Estimates and assumptions are required to be made regarding assets, liabilities, and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

DETERMINATION OF NET ASSET VALUE AND ALLOCATION OF EXPENSES

     In calculating net asset value per share of each class, investment income and expenses, other than class-specific expenses, are allocated daily to each class of shares based on the value of outstanding settled shares.

3.  PURCHASES AND SALES OF INVESTMENT SECURITIES:

     Purchases and sales of investment securities, excluding short-term investments, during the year ended February 28, 1997, amounted to $190,508,789 and $188,991,640, respectively.

     At February 28, 1997, aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost amounted to $4,624,442 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $164,116.

4.  ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS:

     The Fund retains Glickenhaus & Co. (the 'Adviser') to act as investment adviser pursuant to an Investment Advisory Agreement. As compensation for its advisory services, the Adviser receives a fee, computed daily and paid monthly, at the annual rates of 0.40% of the first $100,000,000 of average daily net assets and 0.3333% of any excess over $100,000,000. For the year ended February 28, 1997, the advisory fee earned by the Adviser was $458,454.

     Glickenhaus has agreed to a reduction of advisory fees to the extent that the Fund's expenses, including the advisory fees, exceed (a) 1.50% of the Fund's average annual net assets or (b) any

                     THE EMPIRE BUILDER TAX FREE BOND FUND
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale. For the year ended February 28, 1997, there was no reduction of advisory fees pursuant to this agreement.

     Furman Selz LLC ('Furman Selz'), acted as Administrator and Fund Accounting Agent for the Fund from March 1, 1996 to December 31, 1996. Furman Selz also acted as Transfer Agent for the Fund from March 1, 1996 to November 15, 1996. Furman Selz is primarily an institutional brokerage firm with membership on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also served as sponsor, administrator and distributor of other mutual funds. On June 28, 1996 Furman Selz and BISYS Group, Inc. ('BISYS') announced a definitive agreement which provided for Furman Selz to transfer its mutual fund business to BISYS during the last quarter of 1996. BISYS, headquartered in Little Falls, New Jersey, supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration and recordkeeping services in partnership with banking institutions and investment management companies. At a meeting held on September 10, 1996, the Fund's Trustees reviewed and approved a new Administration Agreement with BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ('BISYS Fund Services') and a new Transfer Agency Agreement and Fund Accounting Agreement with BISYS Fund Services, Inc. Both BISYS companies have their principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. The new Administration and Fund Accounting Agreements took effect at January 1, 1997, while the new Transfer Agency Agreement was effective November 16, 1996.

     Pursuant to the Administration Agreements, Furman Selz and BISYS Fund Services provided various administrative services and personnel necessary for the operations of the Fund. For providing such services and personnel, Furman Selz received a fee from the Fund, computed daily and paid monthly, at the annual rates of 0.20% of the first $100,000,000 of average daily net assets and 0.1666% of any excess over $100,000,000. From March 1, 1996 to December 31, 1996, Furman Selz earned $191,917 under its Administration Agreement with the Fund. BISYS receives a fee from the Fund, computed daily and paid monthly at the annual rates of 0.20% of the first $100,000,000 of average daily net assets and 0.14% of any excess over $100,000,000. From January 1, 1997 to February 28, 1997, BISYS earned $36,517 under its Administration Agreement with the Fund.

     Furman Selz and BISYS also provided the Fund with certain accounting and related services. For their services under the Fund Accounting Agreements, Furman Selz received from the Fund a monthly fee of $2,500 plus 1/75th of 1% of any excess over $100,000,000 of the Fund's average daily net assets for the month. From March 1, 1996 to December 31, 1996, Furman Selz received fees and expense reimbursement of $35,792 under its Fund Accounting Agreement with the Fund. BISYS receives from the Fund a monthly fee of $2,500. From January 1, 1997 to February 28, 1997, BISYS received fees and expense reimbursement of $6,800 under its Fund Accounting Agreement with the Fund.

     Pursuant to the Transfer Agency Agreements, Furman Selz and BISYS acted as transfer agents for the Fund and assisted the Fund with certain transfer and dividend disbursing agent functions. For these transfer agent services, Furman Selz and BISYS received a fee of $8 per account per year plus

                     THE EMPIRE BUILDER TAX FREE BOND FUND
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

out-of-pocket expenses. From March 1, 1996 to November 15, 1996, Furman Selz was entitled to, and received, transfer agency fees and expense reimbursements of $142,689 for the Builder Class and $23,897 for the Premier Class. From November 16, 1996 to February 28, 1997, BISYS was entitled to, and received, transfer agency fees and expense reimbursements of $28,538 for the Builder Class and $4,780 for the Premier Class.


5.  OFF-BALANCE-SHEET RISK AND DERIVATIVES:

     The Fund's use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Futures contracts are one type of derivative financial instrument and are used by the Fund to hedge against changes in the values of New York tax exempt bonds that the Fund owns or expects to purchase. Although futures contracts are not used by the Fund for the purpose of leveraging or speculating, they can result in additional risks if used improperly. The objective in buying or selling a derivative instrument is to increase or decrease a Fund's exposure to changing security prices and interest rates. If the Adviser misjudges market conditions or employs a strategy that does not correlate well with the Fund's other investments, use of these derivatives could result in a loss, regardless of the Adviser's original intent to reduce risk.

     The Fund sold short futures contracts aggregating $89,531,469 and closed futures contracts aggregating $90,254,184, resulting in a loss of $722,715, during the year ended February 28, 1997. The Fund also bought long futures contracts aggregating $2,846,875 and closed futures contracts aggregating $2,837,175, resulting in a loss of $9,700, during the year ended February 28, 1997. At February 28, 1997, there were no open contracts.

6.  FEDERAL INCOME TAX--CAPITAL LOSS CARRYFORWARD:

     At February 28, 1997, the Fund had capital loss carryforwards of $12,335, expiring 2005, which is available to offset future capital gains, if any.

                  FEDERAL TAX STATUS OF DIVIDENDS (UNAUDITED)

     This information is presented to you to meet regulatory requirements and requires no current action on your part. Certain portions of this information were previously reported to you on Form 1099 at the close of calendar year 1996.

     Ordinary income dividends paid to you in cash or reinvested in your account during the fiscal year ended February 28, 1997 were 100% derived from New York State and Federal exempt obligations.

                     THE EMPIRE BUILDER TAX FREE BOND FUND
                              FINANCIAL HIGHLIGHTS
                     AMOUNTS EXPRESSED AS DOLLARS ARE FOR A
                    SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              Period Ended                            Year Ended
                                           -------------------       ---------------------------------------------
                                                 2/28/97             2/29/96       2/28/95     2/28/94     2/28/93
                                           -------------------       --------      --------    --------    -------

                                           Builder    Premier        Builder       Builder     Builder     Builder
                                            Class      Class*         Class         Class       Class       Class
                                           -------    -------        --------      --------    --------    -------
Net Asset Value, Beginning of Period....   $ 17.96    $  17.57       $  17.31      $  18.24    $  18.41    $ 17.17
                                           -------    --------       --------      --------    --------    -------
Income from Investment Operations:
    Net investment income...............      0.84        0.75           0.87          0.87        0.90       0.94
    Net gain (loss) on securities (both
      realized and unrealized)..........     (0.10)       0.29           0.65         (0.71)       0.09       1.43
                                           -------    --------       --------      --------    --------    -------
    Total from Investment Operations....      0.74        1.04           1.52          0.16        0.99       2.37
                                           -------    --------       --------      --------    --------    -------
Less Distributions:
    Dividends from net investment
      income............................     (0.84)      (0.75)         (0.87)        (0.87)      (0.90)     (0.94)
    Distributions from net realized
      capital gains.....................     (0.13)      (0.13)            --            --       (0.26)     (0.19)
    Distributions in excess of net
      realized capital gains............        --          --             --         (0.22)         --         --
                                           -------    --------       --------      --------    --------    -------
    Total Distributions.................     (0.97)      (0.88)         (0.87)        (1.09)      (1.16)     (1.13)
                                           -------    --------       --------      --------    --------    -------

Net Asset Value, End of Period..........   $ 17.73    $  17.73       $  17.96      $  17.31    $  18.24    $ 18.41
                                           -------    --------       --------      --------    --------    -------
                                           -------    --------       --------      --------    --------    -------
Total Return (not including sales
  load).................................      4.30%       6.03%(1)       8.95%         1.09%       5.44%     14.32%

Ratios/Supplemental Data:
    Net Assets, End of Period (in
      thousands)........................   $59,133    $ 59,356       $117,860      $108,020    $108,305    $96,568
    Ratio of Expenses to Average Net
      Assets** .........................      1.07%       0.97%(2)       1.01%         0.93%       0.98%      1.03%
    Ratio of Net Investment Income to
      Average Net Assets................      4.81%       4.88%(2)       4.91%         5.04%       4.85%      5.31%
    Portfolio Turnover Rate.............       181%        181%           150%          143%        164%       122%


------------------
 * Premier Class commenced operations on April 15, 1996.
** Effective fiscal year ended February 29, 1996, the ratio does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio for fiscal year ended February 29, 1996 would be 0.96% for the Builder Class. For the fiscal year ended February 28, 1997, the ratio would be 1.03% for the Builder Class and 0.93% for the Premier Class, respectively.
(1) Not Annualized.
(2) Annualized

    The accompanying notes are an integral part of the financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees
The Empire Builder Tax Free Bond Fund

     We have audited the accompanying statement of assets and liabilities of The Empire Builder Tax Free Bond Fund, including the portfolio of investments, as of February 28, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Empire Builder Tax Free Bond Fund as of February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

New York, New York
April 17, 1997

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


                      [This page intentionally left blank]

                                 THE MANAGEMENT
                             TRUSTEES AND OFFICERS

TRUSTEES

SETH M. GLICKENHAUS,* CHAIRMAN OF THE BOARD
OF TRUSTEES
Senior Partner of Glickenhaus & Co.

EDWARD A. FALKENBERG, Trustee
Vice President and Controller,
Joseph E. Seagram & Sons, Inc. and
Controller, Seagram Company Ltd.

EDWARD A. KUCZMARSKI, Trustee
Certified Public Accountant and Partner,
Hays & Company

ELIZABETH B. NEWELL, Trustee
Trustee, International Preschools

JOHN P. STEINES, Trustee
Professor of Law, New York University
School of Law

OFFICERS

SETH M. GLICKENHAUS
President of the Fund; Senior Partner of
Glickenhaus & Co.

MICHAEL J. LYNCH
Senior Vice President of the Fund; Director,
Unit Trust Department, Glickenhaus & Co.

FRANK M. DEUTCHKI
Vice President of the Fund; Registration and Compliance Officer, Fund Administration,
BISYS Fund Services

GEORGETTE L. HORTON
Vice President of the Fund; Director,
BISYS Fund Services

MICHAEL SAKALA
Treasurer of the Fund; Vice President and Treasurer, BISYS Fund Services

ALAINA V. METZ
Assistant Secretary of the Fund; Chief Administrative Officer, BISYS Fund
Services


BRUCE TREFF
Assistant Secretary of the Fund; Counsel, Administrative and Regulatory
Services,
BISYS Fund Services

* Trustee who is an 'interested person' of the Fund as that term is defined in the Investment Company Act of 1940.


                          THIS IS INSIDE BACK COVER

                   [EMPIRE BUILDER TAX FREE BOND FUND LOGO]


                               TAX FREE BOND FUND

                                 ANNUAL REPORT
                               FEBRUARY 28, 1997

                       Investment Adviser and Distributor
                               GLICKENHAUS & CO.
                               6 East 43rd Street
                            New York, New York 10017

                                 Administrator
                    BISYS FUND SERVICES LIMITED PARTNERSHIP
                           D/B/A BISYS FUND SERVICES
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                    Transfer and Shareholder Servicing Agent
                           BISYS FUND SERVICES, INC.
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                                   Custodian
                       INVESTORS FIDUCIARY TRUST COMPANY
                              127 West 10th Street
                          Kansas City, Missouri 64105

                                 Legal Counsel
                                  ROPES & GRAY
                            One International Place
                          Boston, Massachusetts 02110

                            Independent Accountants
                            COOPERS & LYBRAND L.L.P.
                          1301 Avenue of the Americas
                            New York, New York 10019

                                Customer Service
                               3435 Stelzer Road
                              Columbus, Ohio 43219
                                 1-800-847-5886


[EMPIRE BUILDER TAX FREE BOND FUND LOGO]

          3435 Stelzer Road
         Columbus, Ohio 43219
           1-800-847-5886


`
This report is submitted for the information of the shareholders of the Empire Builder Tax Free Bond Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, obtainable from an investment dealer, which includes information regarding the Fund's objectives and policies, record, management, sales commission and other data.